SUPPLEMENT TO THE FIDELITY'S MASSACHUSETTS MUNICIPAL FUNDS
MARCH 22, 1999
PROSPECTUS

   SHAREHOLDER MEETING    .    On or about January 19, 2000, a meeting
of the shareholders of Spartan Massachusetts Municipal Money Market Fund, Fidelity Massachusetts Municipal Money Market Fund and Spartan Massachusetts Municipal Income Fund will be held to approve various proposals, including modifications to the funds' management contracts. Shareholders of record on November 22, 1999 are entitled to vote at the meeting. The proposed management contract modifications for Spartan Massachusetts Municipal Money Market Fund include a proposal to modify the list of enumerated expenses borne directly by the fund under its present management contract to include annual premiums payable on or after January 1, 2004, if any, for insurance coverage provided by a captive mutual insurance company. The proposed contract modifications also include a proposal to allow Fidelity Management &
Research Company and the trust, on     behalf of the funds, to modify
its    management contract subject to the requirements of the
Investment Company Act of 1940

   For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-8888 to request a free copy of the proxy statement.

The following information replaces the information found in the 3rd paragraph under the heading "Earning Dividends" in the "Shareholder Information" section on page 27.

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the Federal Reserve Bank of New York (New York Fed) closes early, Massachusetts Municipal Money Market may advance the time on that day by which purchase orders must be placed so that shares earn dividends on the day of purchase. In addition, on any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed does not open, shares begin to earn dividends on the first business day following the day of purchase.

The following information replaces the information found in the 6th paragraph under the heading "Earning Dividends" in the "Shareholder Information" section on page 28.

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the New York Fed closes early, Massachusetts Municipal Money Market may set a time after which shares redeemed by wire order earn dividends until, but not including, the next business day following the day of redemption. On any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed does not open, shares earn dividends until, but not including, the next business day following the day of redemption.

The following information replaces similar information found in the "Tax Consequences" section on page 29.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital will generally not be taxable to you, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.